NATIONWIDE VARIABLE INSURANCE TRUST

American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth Fund
American Funds NVIT Growth-Income Fund

Supplement dated December 29, 2011
to the Statement of Additional Information dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

In the first paragraph on page 69 of the SAI, in the section entitled “Purchases, Redemptions and Pricing of Shares – Master Funds Trust,” the next-to-last sentence is deleted and replaced with the following sentence:

The pricing vendors base bond prices on, among other things, valuation matrices which may incorporate dealer-supplied valuations, electronic data processing techniques and an evaluation of the yield curve.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE